iShares®
iShares Trust
Supplement dated September 23, 2024
to the currently effective Summary Prospectus, Prospectus, and
Statement of Additional Information (the “SAI”) for the
iShares Blockchain and Tech ETF (IBLC) (the “Fund”)
Change to the Fund’s “Principal Investment Strategies”
The third and fourth paragraphs of the section entitled “Principal Investment Strategies” on pages S‑2 and S‑3 of the Summary Prospectus and Prospectus shall be deleted in its entirety and replaced with the following:
IDI begins with common equity securities (including depositary receipts) that have a market capitalization of $100 million or greater and a three-month average daily trading value (“ADTV”) of $1 million or greater and are from one of 43 eligible countries (as disclosed in the Fund’s Statement of Additional Information (“SAI”)). From this starting universe, IDI selects, as “Tier 1” securities, companies generating 50% or more revenue from the following RBICS Focus Level 6 industries: Blockchain Technology; Cryptocurrency Mining; Cryptocurrency Trading and Exchanges; Cryptomining Hosting; Cryptomining Systems; and Enterprise Blockchain Technology.
In order to capture those companies that design and manufacture graphics processing unit (GPU) chips necessary for mining, IDI next selects, as “Tier 2” securities, companies in the following RBICS Focus Level 6 industries: A.I./Large Scale Processing Graphics Controller; Computer/Gaming Graphics Accelerator/Controller; Cryptomining Semiconductors; Data Center Graphics Accelerator/Controller; General Graphics Accelerator/Controller; Handheld Systems Graphics Accelerator/Controller; and Video Multimedia Semiconductors. Additionally, IDI selects the securities of companies that have blockchain-related ancillary businesses identified with the following Revere Hierarchy Focus industries: Blockchain Technology; Cryptocurrency Mining; Cryptocurrency Trading/Exchanges; Cryptomining Hosting; Cryptomining Systems; and Enterprise Blockchain Technology. The Fund will not invest in cryptocurrency (i) directly or (ii) indirectly through the use of derivatives on such assets.
Change to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The third paragraph of the section entitled “NYSE FactSet Global Blockchain Technologies Index” on page 45 of the SAI shall be deleted in its entirety and replaced with the following:
Constituents are selected using revenue exposure as defined by the FactSet Revere Business Industry Classification System (“RBICS”) and Revere Hierarchy classifications. The Underlying Index is composed of companies classified in the following RBICS Focus Level 6 industries: (i) blockchain technology , (ii) cryptocurrency mining, (iii) cryptocurrency trading/exchanges, (iv) cryptomining hosting, (v) cryptomining systems, (vi) enterprise blockchain technology, (vii) A.I./

large scale processing graphics controller, (viii) computer/gaming graphics accelerator/controller, (ix) cryptomining semiconductors, (x) data center graphics accelerator/controller, (xi) general graphics accelerator/controller, (xii) handheld systems graphics accelerator/controller, and (xiii) video multimedia semiconductors. The Underlying Index makes distinction between Tier 1 names, which derive more than 50% of their revenues from sources (i)-(vi), and Tier 2 names, which derive or which also include companies that derive more than 50% of revenues from sources (vii)-(xiii). The Underlying Index is reviewed and reconstituted semi-annually, rebalanced quarterly, and weighted by float adjusted market capitalization. Tier 1 securities will be allocated a minimum weight of 75% in aggregate, subject to capping constraints. Each Tier 1 security is capped at 12%, and each Tier 2 security is capped at 4% of the Underlying Index at rebalance. Securities with weights greater than 4.5% shall not in aggregate exceed 45% of the Underlying Index weight at rebalance. Additionally, Tier 1 securities whose constituent weight is greater than ten (10) times their three-month average daily traded volume (“ADTV”) will have their weights determined by their liquidity weight instead of by float-adjusted market capitalization. The Index Provider determines the liquidity weight of a security as follows: index weight assigned to a security based on the relative three-month median daily value traded of the security compared to that measure for the overall index. The Underlying Index will have a minimum of 35 constituents at selection and will include all Tier 1 securities and a minimum of 10 Tier 2 securities, selected in descending order of float-adjusted market capitalization.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑SUPP‑IBLC‑0924

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